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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 3, 2002



                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                                0-24710                             52-1700207
(State or other Jurisdiction             (Commission File Number)                  (I.R.S. Employer
      of Incorporation)                                                           Identification No.)

     1221 Avenue of the Americas, 36th Fl., New York, NY                               10020
         (Address of Principal Executive Offices)                                    (Zip Code)


       Registrant's telephone number, including area code: (212) 584-5100


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Item 5.  Other Events.

         The registrant is filing certain exhibits under Item 7 hereof, which exhibits relate to the registrant's offering of 16,000,000 shares of its Common Stock, which have been registered under the Securities Act of 1933 on Form S-3 (Registration No. 333-64344).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         The Exhibit Index attached hereto is incorporated herein.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SIRIUS SATELLITE RADIO INC.



                                 By: /s/ Patrick L. Donnelly
                                    -----------------------------------
                                         Patrick L. Donnelly
                                         Executive Vice President,
                                         General Counsel and Secretary


Dated: January 3, 2002



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                                  EXHIBIT INDEX

      Exhibit                         Description of Exhibit
      -------                         ----------------------
        1.01          Form of Underwriting Agreement constituting Exhibit 1.1 to the registrant's Registration Statement on Form S-3 (Registration
                      No. 333-64344) (filed herewith).

        1.02          Terms Agreement for Common Stock between the registrant
                      and Lehman Brothers Inc. dated January 3, 2002 (filed herewith).



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